SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: December 27, 1999

                        (Date of earliest event reported)


                                  OXiGENE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-21990                  13-3679168
----------------------------      ----------------        ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)            Identification Number)



One Copley Place, Suite 602, Boston, Massachusetts               02116
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (617) 536-9500

Item 5.  Other Materially Important Events

     On December 15, 1999, the Registrant announced that the Company and Bristol-Myers Squibb Company have entered into a research and licensing agreement with respect to combretastatin anti-tumor agents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

               99.1 Research Collaboration and License Agreement between Oxigene
                    Europe AB and Bristol-Myers Squibb Company (redacted)

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  December 27, 1999                     OXiGENE, INC.
                                            (Registrant)


                                            By:  /s/ Bo Haglund
                                                 -------------------------------
                                                 Bo Haglund
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit

   99.1 Research Collaboration and License Agreement between Oxigene Europe AB and Bristol-Myers Squibb Company, (redacted), dated December 15, 1999.